Exhibit 99.1

August 20, 2011

David C. Myers
5200 Standing Oak Lane
Rockwall, Texas 75032

Re:	Confidential Separation and Release Agreement

Dear Dave:

This letter sets forth the substance of the separation and release agreement (the “Agreement”) which Scientific Learning Corporation (“Scientific Learning”) is offering to you to aid in your employment transition.  You will only receive the benefits described in Paragraphs 3, 4 and 5 below if you sign and return this Agreement to Scientific Learning within the time set forth in paragraph 13 below and reaffirm the provisions of this Agreement on October 15, 2011.

1.           Separation.  As we have discussed, we have mutually agreed that your last day of employment with Scientific Learning will be October 15, 2011 (the “Separation Date”).

2.           Accrued Salary and Paid Time Off.  On the Separation Date, Scientific Learning will pay you all accrued salary, and all accrued and unused Paid Time Off earned through the Separation Date, subject to standard payroll deductions and withholdings.  You are entitled to these payments regardless of whether or not you sign this Agreement.

3.           Severance Payments.  Although Scientific Learning has no plans or policies regarding the payment of severance, Scientific Learning will pay you, as severance, eight (8) months of your base wages in effect as of the Separation Date (i.e. pay through June 15, 2012), subject to standard payroll deductions and withholdings (“Severance Payment”).  The Severance Payments will be made on the Company’s ordinary payroll dates, commencing with the first payroll date after the Separation Date, provided that you have signed this Agreement within the time set forth in paragraph 13 below and have reaffirmed the provisions of this Agreement on the Separation Date.

4.           Benefits and Insurance.  All Scientific Learning benefits and insurance cease as of the Separation Date except for health care benefits (medical, dental and vision coverage) which are in effect until the last day of the month in which your employment ends.  To the extent permitted by the federal COBRA law and the insurance policies and rules applicable to Scientific Learning, you will be eligible to continue your medical insurance and, later, to convert to an individual policy.  On or about your Separation Date, Scientific Learning will provide you under separate cover a COBRA notice setting forth your rights and responsibilities with regard to COBRA coverage.  If you choose to sign this agreement, and reaffirm its provisions on October 15, 2011, Scientific Learning will pay your COBRA premiums (medical, dental and vision coverage) for you and your eligible dependents through June, 2012; provided however, that the Company will cease to pay your COBRA premiums if:  (i) you become eligible for group health insurance coverage through a new employer, or (ii) you (or your dependents, as applicable) cease to be eligible for COBRA continuation coverage.  You shall provide prompt written notice to Gina Larue, or any other member of the Human Resources department, if you become eligible for group health insurance coverage through a new employer within eight months after the Separation Date.

Confidential Separation and Release Agreement
David C. Myers
August 19, 2011

5.           One-Time Commission Opportunity.  If the Company books any Commissionable Sales, as that term is defined in the Company’s standard 2011 Account Manager Incentive Plan (the “AM Plan”), to public school customers in Puerto Rico by the Separation Date, you will be eligible to receive a commission of 2% on all of such Commissionable Sales, subject to the provisions of the AM Plan (except that you need not remain employed by the Company after the Separation Date to receive such commission).

6.           No Other Compensation or Benefits.  Other than the Severance Pay, COBRA premium coverage and One-Time Commission opportunity specified in Paragraphs 3, 4 and 5, you will receive no other wages, insurances, bonuses, vacation pay, benefits, or other monies or benefits from Scientific Learning at any time, and you agree that you are entitled to no other wages, benefits, insurances, bonuses, vacation pay or other monies of any nature from Scientific Learning.

7.           Stock Options.  As provided by the terms of your stock option agreements and the 1999 Employee Incentive Plan under which such options were granted, you will have ninety (90) days from the Separation Date to exercise any vested stock options.

8.           Return of Scientific Learning Property.  Within five (5) days of the Separation Date, you agree to return to Scientific Learning all Scientific Learning documents (and all copies thereof) and other Scientific Learning property which you have had in your possession at any time, including, but not limited to, Scientific Learning files, notes, records, business plans and forecasts, financial information, specifications, computer-recorded information, tangible property (including, but not limited to, computers, pagers or cell phones), credit cards, entry cards, identification badges and keys, and any materials of any kind which contain or embody any proprietary or confidential information of Scientific Learning (and all reproductions thereof).  By signing this Agreement, you represent that you have made a diligent search for any Scientific Learning property in your possession or control and that you have returned all such materials to Scientific Learning.

9.           Proprietary Information Obligations; Non-Solicitation.  After your employment you will refrain from any use or disclosure of the Company’s proprietary or confidential information or materials.  In addition, you acknowledge your continuing obligations under your Proprietary Information and Inventions Agreement, including, without limitation, your obligation not to use or disclose any confidential or proprietary information of the Company without prior written authorization from a duly authorized representative of the Company.  A copy of your Proprietary Information and Inventions Agreement is attached hereto as Exhibit A.  In addition, you agree that during the period ending June 15, 2013, you will not induce any employee of the Company to leave the employ of the Company and will not recruit or attempt to recruit, or participate in any recruitment or attempt to recruit, any employee of the Company to work for any entity other than the Company.

Confidential Separation and Release Agreement
David C. Myers
August 19, 2011

10.        Confidentiality.  The provisions of this Agreement shall be held in strictest confidence by you and shall not be publicized or disclosed in any manner whatsoever; provided, however, that you may disclose this Agreement in confidence to your immediate family, attorney, accountant, tax preparer, and financial advisor and you may also disclose this Agreement insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law.

11.        Non-Disparagement.  You agree not to disparage Scientific Learning or Scientific Learning’s directors and employees in any manner likely to be harmful to them or their business, business reputation or personal reputation; provided that you will respond accurately and fully to any question, inquiry or request for information when required by legal process.

12.        Release.  To the fullest extent permitted by law, you hereby generally and completely release Scientific Learning, and its respective directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, ERISA plans, current and former trustees and administrators of ERISA plans, affiliates, and assigns (“Released Parties”) from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to your signing this Agreement.  This general release includes, but is not limited to: (1) all claims arising out of or in any way related to your employment with the Company or the termination of that employment; (2) all claims related to your compensation or benefits from the Company or the Released Parties, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company or the Released Parties; (3) all claims for breach of contract, wrongful termination and breach of the implied covenant of good faith and fair dealing; (4) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (5) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 and 1991 (as amended), the Texas Commission on Human Rights Act (“TCHRA”) and the California Fair Employment and Housing Act (“FEHA”), as amended (each which may include claims for age, race, color, ancestry, national origin, disability, medical condition, marital status, sexual orientation, gender, gender identity, religious creed, pregnancy, sex discrimination and harassment); the federal Age Discrimination in Employment Act of 1967 (as amended) (“ADEA”); the Employee Retirement Income and Securities Act (“ERISA”); the Family and Medical Leave Act ("FMLA"); the California Family Rights Act ("CFRA"); the federal Americans with Disabilities Act of 1990 ("ADA"); the Equal Pay Act, of 1963, as amended; California Business and Professions Code 17200; any and all protections pursuant to California’s Labor Code, statutes, or orders, Texas’ labor code/laws/regulations/orders, or the Fair Labor Standards Act (“FLSA”)(with the sole exclusions to any workers’ compensation claim and any claims for unemployment insurance); any wage and hour law (including any claim for waiting-time penalties or liquidated damages); privacy rights; whistleblower protections; and constitutional protections.

Confidential Separation and Release Agreement
David C. Myers
August 19, 2011

13.        ADEA Waiver.  You hereby acknowledge that you are knowingly and voluntarily waiving and releasing any rights you may have under the ADEA.  You also acknowledge that the consideration given for the foregoing waiver is in addition to anything of value to which you were already entitled.  You have been advised by this writing, as required by the ADEA that: (a) your waiver and release do not apply to any claims that may arise after your signing of this Agreement; (b) you should consult with an attorney prior to executing this release; (c) you have twenty-one (21) days within which to consider this release (although you may choose to voluntarily execute this release earlier); (d) you have seven (7) days following your execution of this Agreement to revoke the Agreement; and (e) this Agreement will not be effective until the eighth day after this Agreement has been signed by you (“Effective Date”).

14.        Acknowledgement of Release.  YOU UNDERSTAND THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.  You acknowledge that you have read and understand Section 1542 of the California Civil Code which reads as follows:  “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”  You hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to your release of any unknown or unsuspected claims you may have against Scientific Learning, its affiliates, and the entities and persons released herein.

15.         Your Assistance in Dismissing Administrative Claims.  You acknowledge and warrant that there are no claims or actions currently filed or pending relating to the subject matter of the Agreement.  You hereby request all administrative agencies having jurisdiction over employment and labor law matters and courts to honor your release of claims under this Agreement.  Should Scientific Learning ever request you to execute any administrative dismissal forms, you shall immediately execute the form and return it to Scientific Learning.  Should you file any claim or action relating to the subject matter of this Agreement, such filing shall be considered an intentional breach of the Agreement and you will be subject to all damages available under law and equity, including without limitation, the amount of severance paid hereunder.

16.        No Denial of Leave.  You acknowledge that you were never denied any federal Family Medical Leave Act ("FMLA"), California Family Rights Act (“CFRA”) or any similar state law right or benefits by the Company, including but not limited to the Company's denial of any request by you for leave under FMLA/CFRA or any similar state law.  You further acknowledge that you have no pending claims under FMLA/CFRA or any similar state law against the Company.

17.        Expense Reimbursements.  You agree that, within ten (10) days of the Separation Date, you will submit your final documented expense reimbursement statement reflecting all business expenses you incurred through the Separation Date, if any, for which you seek reimbursement.  The Company will reimburse you for these expenses pursuant to its regular business practice.

Confidential Separation and Release Agreement
David C. Myers
August 19, 2011

18.        Certification of No Work-Related Injuries.  You agree, warrant and covenant that you have not experienced or suffered any work-related occupational injuries or diseases (physical, mental or otherwise) arising out of or in the course of your employment with Scientific Learning.  You further certify that you have not failed to report any work-related occupational injuries or diseases arising out of or in the course of your employment with Scientific Learning.

19.        Non-Admission of Liability.  This Agreement shall not be construed to be an admission of any liability to you or to any other person.

20.        Voluntary Agreement and Representation of Understanding.  You represent that you have thoroughly read and considered all aspects of this agreement that you understand all its provisions and that you are voluntarily entering into said agreement.  You also represent that you have been advised of your right to consult with an attorney before signing this agreement and that you have consulted with an attorney or voluntarily chosen not to do so.

21.        Miscellaneous.  This Agreement constitutes the complete, final and exclusive embodiment of the entire agreement between you and Scientific Learning with regard to this subject matter.  It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations.  This Agreement may not be modified or amended except in a writing signed by both you and a duly authorized officer of Scientific Learning.  This Agreement shall bind the heirs, personal representatives, successors and assigns of both you and Scientific Learning, and inure to the benefit of both you and Scientific Learning, their heirs, successors and assigns. If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement and the provision in question shall be modified by the court so as to be rendered enforceable.  This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of California as applied to contracts made and to be performed entirely within California.

If this Agreement is acceptable to you, please sign and return a copy to me.

Thank you for your contributions to Scientific Learning.  We wish you the best in your future endeavors.

Sincerely,

/s/ D. Andrew Myers

D. Andrew Myers
President and Chief Executive Officer

Confidential Separation and Release Agreement
David C. Myers
August 19, 2011

Agreed And Accepted:
By signing this letter, I acknowledge that I have had the opportunity to review this Agreement carefully with an attorney of my choice or have voluntarily chosen not to do so, that I understand the terms of the Agreement, and that I voluntarily agree to them.

/s/ David C. Myers		8/22/11
David C. Myers	Date

By signing below, I am voluntarily reaffirming the provisions of this Agreement.

David C. Myers	Date

Exhibit A – Proprietary Information and Inventions Agreement

Confidential Separation and Release Agreement
David C. Myers
August 19, 2011